UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  [811-05037]

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2009

Item 1. Report to Stockholders.

THE FUND SEEKS CAPITAL APPRECIATION

ANNUAL REPORT

DECEMBER 31, 2009

Table of Contents

A Message to Our Shareholders	2
Sector Allocation	6
Expense Example	6
Performance Chart and Analysis	8
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Trustees and Executive Officers	27
Additional Information	31

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2009

Dear Fellow Shareholder:

2009 was a remarkable year for investors in the Jordan Opportunity Fund (the “Fund”).  For the year ended December 31, of 2009, the S&P 500® Index was up 26.46% and the Fund was up 43.39%.*  With the aggressive aid of the global monetary and fiscal authorities, financial assets were re-liquified with successive injections of monetary and fiscal stimulus, especially through the newly favored technique of “quantitative easing”.  Asset appreciation was enormous for the year, and much more dramatic from the first quarter lows.  Commodities and emerging markets did the best, but high yield bonds and equities in developed markets posted historic recoveries.  The worst investments, high quality government bonds, posted double digit declines as intermediate and long term interest rates rose.

The Fund experienced significant gains in 2009, both absolutely and relative to its benchmark. Holdings in energy, specifically Weatherford International (WFT), and Transocean Offshore (RIG) helped boost overall performance for the year, as well as commodity stocks such as Steel Dynamics (STLD) and Freeport McMoran (FCX).

Healthcare was also a strong performer for the Fund throughout 2009, as many companies traded at multi-year low valuations despite strong growth trends.  Another driver that aided the sector was the initiation of the healthcare bill, as investors realized it would not have a material negative impact on profitability for most companies.  Holdings such as Abbot Labs (ABT), Quest Diagnostics (DGX) and McKesson Corp (MCK) helped boost performance in the Fund during 2009.

The performance in healthcare names was in-line with our prior expectations at the beginning of the year, and the Fund has taken advantage of the recent strength in the sector to realize profits and reduce exposure to the group.  We still remain bullish on the earnings prospects for our remaining holdings in healthcare, particularly as millions of newly insured individuals begin to contribute to volume growth.  Our healthcare investments are focused on exposure to higher prescription growth, market-leading biotechnology products, and high-tech devices with strong patent protection.

Large capitalization banks are another industry group that helped boost performance in 2009, and the Fund has recently added back a select group of bank stocks such as Bank of America (BAC) and JP Morgan (JPM) to the portfolio.  We expect decreasing loan loss reserves, stronger balance sheets, the removal of equity

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
DECEMBER 31, 2009

issuance overhangs, and increased merger and acquisition activity to contribute to stronger performance in the coming year.

Additionally, we remain underweight in U.S.-based technology companies.  While growth has been solid, valuations appear stretched and bullish sentiment toward the group has rarely been higher.  We expect our rotational theory to resolve itself negatively for many of the high-focus technology names in the first half of 2010.

Two areas which we have recently added to the Fund that have underperformed, but appear attractive, are consumer staples and financials.  While consumer staples traditionally offer defensive characteristics such as stable growth, many of these investments, such as Coca Cola (KO) and HJ Heinz (HNZ), have low valuations and high dividend yields which could amplify returns.  From food manufacturers to low-cost retailers such as Wall Mart (WMT) and Dollar Tree (DLTR), we have selected companies that we believe can outperform due to expected margin improvements coupled with revenue growth of one to two times GDP.

We remain bullish on the outlook for commodities, as the effects of global quantitative easing will likely be even more pronounced in 2010 than in 2009.  As the lagged effects of expansionary monetary policy work through the economy, growth will accelerate and spare capacities in many commodities will shrink materially.  Another factor contributing to economic growth (and commodity demand) will be the long-awaited ramp of stimulus-driven infrastructure spending in the second quarter and beyond.  Supply increases will likely trail demand growth, as many producers are hesitant to increase capital expenditures after the economic collapse of 2008.  Prices of oil, natural gas, coal, metals, and grains should all benefit from tighter supply-demand balances, and we believe this would benefit our holdings in production companies and their equipment / service providers.

Select Chinese growth stocks such as Netese.com (NTES) and Sohu.com (SOHU) remain overweight positions in our portfolios.  The majority of these companies are consumer-oriented and offer exposure to a burgeoning middle class in China.  They offer earnings growth over 30%, forward P/E multiples in the high single-digits to low double-digits, solid cash flows, and high net cash positions.  These stocks trade at significant discounts to both the U.S. and Shanghai stock markets, and a narrowing of that valuation gap combined with strong earnings growth could lead to considerable out-performance.  Our holdings include leading companies in internet advertising, online gaming, software, consumer products.

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
DECEMBER 31, 2009

Going forward, we approach 2010 with the expectation of rewarding opportunities in many equity sectors, but recognize that after the large gains achieved in 2009 that investors will need to deal with the headwinds of an overbought market, excessive optimistic sentiment, and rising interest rates.

Please feel free to contact us, or visit our website, www.jordanopportunity.com, if you have any comments or questions.

Sincerely,

Gerald R. Jordan
President & Portfolio Manager

*Fund performance data quoted represents past performance and is no guarantee of future results.  For additional performance information and related disclosure please refer to the Performance Chart and Analysis section on page 8.

The views in this report were those of the Fund manager as of December 31, 2009 and may not reflect his views on the date this report is first published or anytime thereafter.  These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The Fund’s investment parameters are diverse and as such may be subject to different forms of investment risk such as non-diversification risk, concentration risk, small- and medium-sized company risk, interest rate risk, high yield bond and foreign securities risk, and lastly, the Fund may use derivatives such as options to increase its exposure to certain securities. Please see the prospectus for a more detailed discussion of the risks that may be associated with the Fund.

Price to earnings (P/E) ratio is the value of a company’s stock price relative to company earnings.  Estimated earnings growth is the year over year growth in earnings per share. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.  The S&P 500® Index is a broad-based, unmanaged measurement

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
DECEMBER 31, 2009

of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for Fund holdings as of December 31, 2009. Current and future portfolio holdings are subject to risk.

JORDAN OPPORTUNITY FUND
SECTOR ALLOCATION
DECEMBER 31, 2009 (Unaudited)

Sector Allocation	Percent of Net Assets

Energy	16.8%
Consumer Staples	15.3%
Materials	13.5%
Information Technology	10.2%
Financials	9.5%
Health Care	9.4%
Money Market Fund	5.5%
Investment Company	5.0%
Telecommunications Services	4.9%
Consumer Discretionary	4.1%
Industrials	3.7%
Utilities	1.1%
Other Assets in Excess of Liabilities	1.0%
Total	100.0%

EXPENSE EXAMPLE
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 (Unaudited)

As a shareholder of the Jordan Opportunity Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in

JORDAN OPPORTUNITY FUND
EXPENSE EXAMPLE (Continued)
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 (Unaudited)

which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	July 1, 2009 –
	July 1, 2009	December 31, 2009	December 31, 2009*
Actual	$1,000	$1,169	$7.76
Hypothetical (5% return
before expenses)	$1,000	$1,018	$7.22

*
Expenses are equal to the Fund’s expense ratio for the most recent six-month period of 1.42% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year).

JORDAN OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2009

Jordan Opportunity Fund vs. S&P 500® Index

Average Annual Total	One	Five	Ten
Return on 12/31/09	Year	Year	Year
Jordan Opportunity Fund	43.39%	6.17%	4.94%
S&P 500® Index	26.46%	0.42%	(0.95)%

Cumulative Performance Comparison

The graph and table reflect the change in value of a hypothetical $10,000 investment in the Fund, including reinvestment of dividends and distributions, compared with a broad based securities market index, for 10 years ending December 31, 2009.  The S&P 500® Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns  include reinvested dividends.  One cannot invest directly in an index.

On January 21, 2005, a limited partnership managed by Hellmann, Jordan Management Co., Inc., the Fund’s sub-adviser, reorganized into the Fund.  This limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The Fund’s performance for periods prior to January 2005 is that of the limited partnership.  The limited partnership’s expenses during the periods presented were higher than the Fund’s expense ratio.  The limited partnership was not registered under the

JORDAN OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS (Continued)
DECEMBER 31, 2009

Investment Company Act of 1940 Act (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, would have adversely affected its performance.

The Fund’s investment parameters are diverse and as such may be subject to different forms of investment risk such as non-diversification risk, concentration risk, small- and medium-sized company risk, interest rate risk, high yield bond and foreign securities risk, and lastly, the Fund may use derivatives such as options to increase its exposure to certain securities. Please see the prospectus for a more detailed discussion of the risks that may be associated with the Fund.

Performance data quoted represents past performance and is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling (800) 441-7013.

The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2009

Shares		Value
COMMON STOCKS – 88.5%
Beverages – 4.3%
40,610	The Coca-Cola Co.	$2,314,770
116,660	Coca-Cola
	Enterprises, Inc.	2,473,192
		4,787,962
Biotechnology – 4.0%
33,280	Celgene Corp. (a)	1,853,030
37,900	Gilead Sciences,
	Inc. (a)	1,640,312
23,255	Vertex
	Pharmaceuticals,
	Inc. (a)	996,477
		4,489,819
Capital Markets – 1.0%
46,390	Jefferies Group,
	Inc. (a)	1,100,835
Chemicals – 5.7%
33,880	Chemical & Mining
	Co. of Chile, Inc. –
	ADR	1,272,872
21,350	Monsanto Co.	1,745,362
28,070	Mosaic Co.	1,676,621
14,920	Potash Corp. of
	Saskatchewan, Inc.	1,618,820
		6,313,675
Commercial Banks – 2.4%
100,800	Wells Fargo & Co.	2,720,592
Diversified Financial Services – 6.1%
172,870	Bank of
	America Corp.	2,603,422
422,700	Citigroup, Inc.	1,399,137
65,950	JPMorgan
	Chase & Co.	2,748,137
		6,750,696
Energy Equipment & Services – 8.8%
16,390	Diamond Offshore
	Drilling, Inc.	1,613,104
42,960	Halliburton Co.	1,292,666
30,330	National Oilwell
	Varco, Inc. (a)	1,337,250
25,190	Oceaneering
	International, Inc. (a)	1,474,119
28,370	Transocean Ltd. (a)	2,349,036
97,550	Weatherford
	International Ltd. (a)	1,747,120
		9,813,295
Food & Staples Retailing – 2.4%
50,390	Wal-Mart
	Stores, Inc.	2,693,346
Food Products – 7.1%
33,720	General Mills, Inc.	2,387,713
37,790	HJ Heinz Co.	1,615,900
44,060	Kellogg Co.	2,343,992
98,780	Zhongpin, Inc. (a)	1,541,956
		7,889,561
Gas Utilities – 1.1%
103,627	China Natural
	Gas, Inc. (a)	1,152,332
Health Care Providers & Services – 2.6%
21,150	McKesson Corp.	1,321,875
25,860	Quest Diagnostics,
	Inc.	1,561,427
		2,883,302
Internet Software & Services – 6.3%
89,490	NetEase.com,
	Inc. – ADR (a)	3,365,719
64,080	Sohu.com, Inc. (a)	3,670,502
		7,036,221
Machinery – 2.2%
44,750	Deere & Co.	2,420,528
Machinery & Equipment – 1.5%
46,705	Duoyuan Global
	Water, Inc. –
	ADR (a)	1,671,572
Metals & Mining – 7.8%
15,440	Agnico-Eagle
	Mines Ltd.	833,760

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2009

Shares		Value
24,150	Barrick Gold Corp.	$951,027
46,720	Goldcorp, Inc.	1,837,965
99,450	Kinross Gold Corp.	1,829,880
95,930	Steel Dynamics, Inc.	1,699,879
132,250	Yamana Gold, Inc.	1,505,005
		8,657,516
Multiline Retail – 4.1%
57,440	Dollar Tree, Inc. (a)	2,774,352
65,050	Family Dollar
	Stores, Inc.	1,810,342
		4,584,694
Oil, Gas & Consumable Fuels – 8.0%
35,460	Alpha Natural
	Resources, Inc. (a)	1,538,255
18,550	Anadarko
	Petroleum Corp.	1,157,891
11,450	Apache Corp.	1,181,296
56,819	Chesapeake
	Energy Corp.	1,470,476
47,420	CONSOL
	Energy, Inc.	2,361,516
48,460	Petrohawk Energy
	Corp. (a)	1,162,555
		8,871,989
Personal Products – 1.5%
108,460	China-Biotics,
	Inc. (a)	1,677,876
Pharmaceuticals – 2.8%
39,150	Abbott Laboratories	2,113,709
104,760	VIVUS, Inc. (a)	962,744
		3,076,453
Software – 3.9%
50,870	AsiaInfo Holdings,
	Inc. (a)	1,550,009
120,350	Nuance
	Communications,
	Inc. (a)	1,870,239
89,440	Shanda Games
	Ltd. – ADR (a)	911,393
		4,331,641
Wireless Telecommunication Services – 4.9%
67,570	American Tower
	Corp. (a)	2,919,700
65,875	Crown Castle
	International
	Corp. (a)	2,571,760
		5,491,460
TOTAL COMMON STOCKS
(Cost $88,616,346)		98,415,365
INVESTMENT COMPANY – 4.6%
194,660	PowerShares DB
	Agriculture ETF	5,146,810
TOTAL INVESTMENT
COMPANY
(Cost $5,092,915)		5,146,810

Contracts
(100 shares per contract)
PUT OPTION PURCHASED – 0.4%
Investment Company – 0.4%
4,900	Russell 2000 Index,
	I shares
	Expiration: January,
	2010, Exercise
	Price: $62.00	455,700
TOTAL PUT OPTION
PURCHASED
(Cost $360,248)		455,700

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2009

Shares	Value
SHORT-TERM INVESTMENT – 5.5%
Money Market Fund – 5.5%
6,108,134	AIM Short-Term
Treasury Portfolio –
Institutional Class, 0.020% (b)	$6,108,134
TOTAL SHORT-TERM
INVESTMENT
(Cost $6,108,134)	6,108,134
TOTAL INVESTMENTS
IN SECURITIES – 99.0%
(Cost $100,177,643)	110,126,009
Other Assets in Excess
of Liabilities – 1.0%	1,160,731
TOTAL NET ASSETS – 100.0%	$111,286,740

(a)	Non-income producing security.
(b)	7-Day Yield
ADR	American Depository Receipt
ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2009

ASSETS
Investments in securities, at value (cost $100,177,643) (Note 2)	$110,126,009
Cash	9,391
Receivables:
Dividends and interest	81,724
Investment securities sold	1,116,690
Fund shares sold	217,707
Prepaid expenses	18,000
Total assets	111,569,521

LIABILITIES
Payables:
Fund shares redeemed	112,968
Dividend withholding payable	1,778
Investment advisory fees	93,876
Administration fees	2,414
Custody fees	3,090
Fund accounting fees	9,579
Transfer agent fees	31,160
Chief Compliance Officer fees	3,455
Other accrued expenses	24,461
Total liabilities	282,781

NET ASSETS	$111,286,740

Net asset value, offering and redemption price per share
($111,286,740/10,260,937 shares outstanding; unlimited
number of shares authorized without par value)	$10.85

COMPONENTS OF NET ASSETS
Paid-in capital	$137,765,709
Accumulated net realized loss on investments and options	(36,427,335)
Net unrealized appreciation on investments and options	9,948,366
Net assets	$111,286,740

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME
Dividends (net of $11,966 foreign withholding tax)	$836,349
Interest	8,169
Total investment income	844,518

EXPENSES (Note 3)
Investment advisory fees	856,929
Transfer agent fees	109,546
Administration fees	96,534
Fund accounting fees	28,208
Chief Compliance Officer fees	22,417
Registration fees	20,281
Custody fees	20,006
Reports to shareholders	18,900
Audit fees	16,027
Miscellaneous expenses	15,287
Legal fees	9,466
Trustee fees	5,465
Insurance expense	1,805
Total expenses	1,220,871
Less fees waived	(4,772)
Net expenses	1,216,099
Net investment loss	(371,581)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND OPTIONS
Net realized gain on investments and options	6,039,688
Change in net unrealized appreciation on investments and options	22,447,538
Net realized and unrealized gain on investments and options	28,487,226
Net increase in net assets resulting from operations	$28,115,645

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(371,581)	$(193,793)
Net realized gain (loss) on investments and options	6,039,688	(41,664,176)
Change in net unrealized appreciation (depreciation)
on investments and options	22,447,538	(18,377,301)
Net increase (decrease) in net assets
resulting from operations	28,115,645	(60,235,270)
DISTRIBUTIONS TO SHAREHOLDERS
Return of capital	(25,148)	—
From net realized gain	—	(60,104)
Total distributions to shareholders	(25,148)	(60,104)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a) (b)	15,806,669	92,405,734
Total increase in net assets	43,897,166	32,110,360
NET ASSETS
Beginning of year	67,389,574	35,279,214
End of year	$111,286,740	$67,389,574

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Shares	Value	Shares	Value
Shares sold	4,584,705	$43,915,006	14,351,143	$180,319,182
Shares issued in
reinvestment of
distributions	3,099	22,931	7,422	56,108
Shares redeemed (b)	(3,229,209)	(28,131,268)	(8,369,185)	(87,969,556)
Net increase	1,358,595	$15,806,669	5,989,380	$92,405,734

(b)	Net of redemption fees of $14,622 and $176,103, respectively.

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

					Period Ended
	Year Ended December 31,				December 31,
	2009	2008	2007	2006	2005*
Net asset value,
beginning of year/period	$7.57	$12.11	$10.43	$10.62	$10.00
INCOME FROM
INVESTMENT
OPERATIONS
Net investment loss	(0.04)	(0.02)	(0.06)	(0.07)	(0.11)
Net realized and unrealized
gain (loss) on investments
and options	3.32	(4.53)	2.75	1.10	1.76
Total from investment
operations	3.28	(4.55)	2.69	1.03	1.65
LESS DISTRIBUTIONS
From net realized gain	—	(0.01)	(1.01)	(1.22)	(1.03)
Return of capital	— **	—	—	—	—
Total Distributions	—	(0.01)	(1.01)	(1.22)	(1.03)
Paid-in capital from
redemption fees (Note 2)	— **	0.02	— **	— **	—
Net asset value,
end of year/period	$10.85	$7.57	$12.11	$10.43	$10.62
TOTAL RETURN	43.39%	(37.44)%	25.79%	9.49%	16.53	%^
RATIO/SUPPLEMENTAL DATA
Net assets, end of
year/period (millions)	$111.3	$67.4	$35.3	$22.7	$22.1
Ratio of expenses to
average net assets
Before fees waived
and expenses absorbed	1.42%	1.47%	2.05%	2.09%	2.15	%+
After fees waived
and expenses absorbed	1.42%	1.41%	1.54%	2.05%	1.94	%+
Ratio of net investment income
(loss) to average net assets
Before fees waived
and expenses absorbed	(0.44)%	(0.26)%	(0.97)%	(0.70)%	(1.30	)%+
After fees waived
and expenses absorbed	(0.44)%	(0.20)%	(0.46)%	(0.66)%	(1.09	)%+
Portfolio turnover rate	336%	352%	189%	304%	384	%^

*	Fund commenced operations on January 21, 2005.
**	Less than $0.01 per share.
+	Annualized.
^	Not annualized.

The accompanying notes are an integral part of these financial statements.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

NOTE 1 – ORGANIZATION

Effective April 30, 2009, the Jordan Opportunity Fund, a series of Forum Funds Trust, reorganized into a series of Professionally Managed Portfolios (the “Trust”).  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Fund commenced operations on January 21, 2005.  Prior to the Fund’s inception date the Fund was organized as a limited partnership managed by Hellman, Jordan Management Co., Inc., the Fund’s Sub-Adviser.  This limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.

The investment objective of the Fund is to seek capital appreciation by investing primarily in publicly traded stocks of U.S. companies irrespective of market capitalization size.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2009

on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2009, the Fund did not hold fair valued securities.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$4,584,693	$—	$—	$4,584,693
Consumer Staples	17,048,745	—	—	17,048,745
Energy	18,685,285	—	—	18,685,285
Financials	10,572,122	—	—	10,572,122
Health Care	10,449,574	—	—	10,449,574
Industrials	4,092,099	—	—	4,092,099
Investment Company	5,146,810	—	—	5,146,810
Information Technology	11,367,863	—	—	11,367,863
Materials	14,971,192	—	—	14,971,192
Telecommunication Services	5,491,460	—	—	5,491,460
Utilities	1,152,332	—	—	1,152,332
Total Equity	103,562,175	—	—	103,562,175
Put Option Purchased	455,700	—	—	455,700
Short-Term Investment	6,108,134	—	—	6,108,134
Total Investments in Securities	$110,126,009	$—	$—	$110,126,009

The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may make substantial use of options, which are derivatives and employ specialized trading techniques to increase its exposure to certain selected securities.  The Fund may employ these techniques speculatively to enhance returns and not merely as hedging tools.

Statement of Assets and Liabilities

Fair values of Derivative Instruments as of December 31, 2009:

	Asset Derivatives as		Liability Derivatives as
	of December 31, 2009		of December 31, 2009
Hedging	Balance Sheet	Fair	Balance Sheet	Fair
Instruments	Location	Value	Location	Value
Equity Contracts	Investments		None
in securities,
	at Value	$455,700		$—
Total		$455,700		$—

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2009

Statement of Operations

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Change in
Unrealized
	Location of	Realized	Appreciation
	Gain (Loss)	Gain (Loss)	(Depreciation)
	on Derivatives	on Derivatives	on Derivatives
Hedging	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income
Equity Contracts	Net Realized	$(3,115,729)	$323,532
and Unrealized
Gain (Loss) on
Investments and
Options

B.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2009, the Fund had post October losses of $1,787,292.

At December 31, 2009, the Fund had capital loss carryforwards available for federal income tax purposes as follows:

Year of Expiration	Amount
December 31, 2016	$21,619,132
December 31, 2017	$12,270,906

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2009

by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken in the Fund’s 2009 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income, if any, are declared and paid quarterly.  Capital gains on securities, if any, are declared and paid at least on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Options Contracts.  The Fund may purchase call and put options on securities and indices.  As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  As a holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time until the expiration date.  The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.  If an option expires on the stipulated date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If the Fund exercises a call or put option, the cost of the security acquired is increased by the premium paid for the call.  The Fund may write (sell) call options on securities and indices.  When the Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2009

on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2009, the Fund decreased accumulated net investment loss by $371,581, decreased paid-in

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2009

capital by $392,865 and decreased accumulated net realized loss on investments and options by $21,284.

J.
New Accounting Pronouncement.  In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update "Improving Disclosures about Fair Value Measurements" that requires additional disclosures regarding fair value measurements.  Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact it will have on its financial statement disclosures.

K.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through February 24, 2010, the date the financial statements were issued.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Windowpane Advisors, LLC (the “Adviser”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the year ended December 31, 2009 the Fund incurred $856,929 in advisory fees.

Hellman, Jordan Management Co. is the sub-adviser to the Fund.  The sub-advisory fee, calculated as a percentage of the Fund’s average net assets, is paid by the Adviser.

The Adviser and Sub-adviser may voluntarily waive their fees to the extent necessary to limit the Fund’s expenses to 2.00%.  Voluntary waivers of fees and expense reimbursements may be reduced or eliminated at anytime.  For the year ended December 31, 2009, no fees were waived.

Effective May 1, 2009, U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative services for the Fund.  USBFS also serves as the Fund’s fund accountant, and effective July 20, 2009, the transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2009

to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

Minimum	$45,000
$0 to $250 million	0.08% of average daily net assets
Over $250 million	0.05% of average daily net assets

For the period January 1, 2009 through April 30, 2009, Atlantic Fund Administration, LLC (“Atlantic”) provided fund accounting and fund administration, and until July 20, 2009, transfer agency services to the Fund which were subsequently transferred to USBFS.  Pursuant to an Atlantic services agreement, the Fund paid Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of:

Minimum	$135,000
$0 to $150 million	0.12% of average daily net assets
$150 to $300 million	0.075% of average daily net assets
$300 to $600 million	0.05% of average daily net assets
$600 to $1 billion	0.03% of average daily net assets
Over $1 billion	0.02% of average daily net assets

The fee was accrued daily by the Fund and was paid monthly based on the average net assets, transactions and positions for the previous month.

For the year ended December 31, 2009, the Fund incurred $96,534 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the period January 1, 2009 through April 30, 2009, Atlantic provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.  For the year ended December 31, 2009, the Fund was allocated a combined $22,417 of the Forum Funds Trust’s and the PMP Trust’s Chief Compliance Officer fees during the applicable periods.  For the period January 1, 2009 through April 30, 2009, Atlantic waived $4,772 in compliance fees.

Effective May 1, 2009, Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2009

For the period January 1, 2009 through April 30, 2009, Foreside Fund Services, LLC served as the Fund’s distributor (the “Prior Distributor”).  The Prior Distributor was not affiliated with the Adviser or with Atlantic or their affiliates.  The Prior Distributor received no compensation from the Fund for its distribution services.  For the period January 1, 2009 through April 30, 2009, Atlantic served as custodian to the Fund.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2009, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $262,656,063 and $246,738,716, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended December 31, 2009.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2009 and 2008, respectively, for the Fund was as follows:

	December 2009	December 2008
Distributions paid from:
Return of capital	$25,148	$60,104
Long-term capital gain	—	—
	$25,148	$60,104

As of December 31, 2009, the components of the distributable earning on a tax basis were as follows:

Cost of investments	$100,832,196
Gross unrealized appreciation	11,375,524
Gross unrealized depreciation	(2,081,711)
Net unrealized appreciation	9,293,813
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(35,772,782)
Total accumulated loss	$(26,478,969)

At December 31, 2009, the difference between book basis and tax basis unrealized appreciation was  attributable primarily to the tax treatment of wash sales.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders Jordan Opportunity Fund

We have audited the accompanying statement of assets and liabilities of the Jordan Opportunity Fund (the “Fund”), a series of Professionally Managed Portfolios, including the portfolio of investments, as of December 31, 2009, and the related statements of operations, the statement of changes in net assets, and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets and financial highlights for the year ended December 31, 2008 were audited by other auditors whose report dated February 25, 2009 expressed an unqualified opinion on such statements and financial highlights.  The financial highlights for each of the two years in the period then ended and the period January 21, 2005 (commencement of operations) to December 31, 2005 were audited by other auditors whose report dated February 26, 2008, expressed an unqualified opinion on such statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jordan Opportunity Fund as of December 31, 2009, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 24, 2010

JORDAN OPPORTUNITY FUND
TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”).  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, the Administrator, Custodian and Transfer Agent.  The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request by calling (800) 441-7013.

The current Trustees and executive officers of the Trust, their year of birth, positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number
of
		Term of		Portfolios
		Office		in Fund
	Position	and	Principal	Complex(2)
	with	Length	Occupation	Overseen	Other
Name, Age	the	of Time	During Past	by	Directorships
and Address	Trust(1)	Served	Five Years	Trustees	Held
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee;
(born 1943)	and	Term;	Industries, Inc.		Allegiant
2020 E. Financial Way	Trustee	Since	(administrative,		Funds.
Suite 100		May	management and
Glendora, CA 91741		1991.	business consulting);
formerly, Executive
Vice President and
Chief Operating
Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

JORDAN OPPORTUNITY FUND
TRUSTEES AND EXECUTIVE OFFICERS (Continued)
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund
	Position	and	Principal	Complex(2)
	with	Length	Occupation	Overseen	Other
Name, Age	the	of Time	During Past	by	Directorships
and Address	Trust(1)	Served	Five Years	Trustees	Held
Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief		Foundation;
2020 E. Financial Way		Since	Executive Officer,		The
Suite 100		May	Rockefeller Trust		University
Glendora, CA 91741		1991.	Co., (prior thereto		of Virginia
			Senior Vice President),		Law School
			and Managing Director,		Foundation.
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Carl A. Froebel	Trustee	Indefinite	Owner, Golf	1	None.
(born 1938)		Term;	Adventures, LLC,
2020 E. Financial Way		Since	(Vacation Services);
Suite 100		May	formerly, President
Glendora, CA 91741		1991.	and Founder, National
Investor Data Services,
Inc. (investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
2020 E. Financial Way		Since	Executive Vice		Managers
Suite 100		May	President, Investment		Funds,
Glendora, CA 91741		1991.	Company Administration,		Managers
			LLC (“ICA”) (mutual		AMG Funds;
			fund administrator).		Advisory Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.

JORDAN OPPORTUNITY FUND
TRUSTEES AND EXECUTIVE OFFICERS (Continued)
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund
	Position	and	Principal	Complex(2)
	with	Length	Occupation	Overseen	Other
Name, Age	the	of Time	During Past	by	Directorships
and Address	Trust(1)	Served	Five Years	Trustees	Held
Officers of the Trust
Robert M. Slotky	President	Indefinite	Senior Vice President,	Not	Not
(born 1947)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
2020 E. Financial Way		Since	Services, LLC, since
Suite 100		August	July 2001.
Glendora, CA 91741		2002.
	Chief	Indefinite
	Compliance	Term;
	Officer	Since
September
2004.
	Anti-Money	Indefinite
	Laundering	Term;
	Officer	Since
December
2005.

Eric W. Falkeis	Executive	Indefinite	Senior Vice President,	Not	Not
(born 1973)	Vice	Term;	U.S. Bancorp Fund	Applicable.	Applicable.
615 East Michigan St.	President	Since	Services, LLC, since
Milwaukee, WI 53202		November	September 1997; Chief
		2009.	Financial Officer, U.S.
Bancorp Fund Services,
LLC, since April 2006.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President, U.S.	Not	Not
(born 1973)		Term;	Bancorp Fund	Applicable.	Applicable.
615 East Michigan St.		Since	Services, LLC, since
Milwaukee, WI 53202		November	2006; formerly, Manager,
		2009.	PricewaterhouseCoopers
LLP (1999-2006).

JORDAN OPPORTUNITY FUND
TRUSTEES AND EXECUTIVE OFFICERS (Continued)
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund
	Position	and	Principal	Complex(2)
	with	Length	Occupation	Overseen	Other
Name, Age	the	of Time	During Past	by	Directorships
and Address	Trust(1)	Served	Five Years	Trustees	Held
Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
2020 E. Financial Way		Since	Officer, U.S. Bancorp
Suite 100		February	Fund Services, LLC,
Glendora, CA 91741		2008	since July 2007;
formerly, Vice President
and Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007); formerly,
Vice President and
Legal Compliance
Officer, U.S. Bancorp
Fund Services, LLC
(1998-2004).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

JORDAN OPPORTUNITY FUND

NOTICE TO SHAREHOLDERS

For the year ended December 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 0%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2009 was 0%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 441-7013. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling (800) 441-7013 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 441-7013.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING

Householding.  In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (800) 441-7013 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

PRIVACY POLICY

The Fund collects non-public personal information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

This page is not a part of the Annual Report.

FOR MORE INFORMATION

Investment Adviser
Windowpane Advisors, LLC
One America Plaza
600 West Broadway, Suite 1225
San Diego, California 92101

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103-3638

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Jordan Opportunity Fund
c/o U.S. Bancorp Fund
  Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-441-7013
www.jordanopportunity.com

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
(800) 441-7013

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Jordan Opportunity Fund
Symbol – JORDX
CUSIP – 742935182

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President and Treasurer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that each member of the Trust’s audit committee is financially literate and independent.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook and Carl A. Froebel are each “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2009	FYE 12/31/2008
Audit Fees	$16,000	$25,667
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$4,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2009	FYE 12/31/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2009	FYE 12/31/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fiscal period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

 (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

 (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/ Robert M. Slotky
Robert M. Slotky, President

Date   March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Robert M. Slotky
Robert M. Slotky, President

Date   March 2, 2010

By (Signature and Title)*    /s/ Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date   March 2, 2010

* Print the name and title of each signing officer under his or her signature.